CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) December 2, 2003
                                                         ----------------


                   Cognizant Technology Solutions Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-24429                  13-3728359
--------------------------------------------------------------------------------
      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


500 Glenpointe Centre West
Teaneck, New Jersey                                                      07666
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 801-0233
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

      On December 2, 2003, Cognizant Technology Solutions Corporation (the "Registrant") issued a press release announcing the acquisition of Infopulse, a Netherlands-based IT services firm specializing in the banking and financial services industry. For purposes of the reporting requirements of Form 8-K only, the Registrant has determined that the acquisition does not constitute a significant amount of assets or a business which is significant. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL   STATEMENTS,   PRO  FORMA  FINANCIAL   INFORMATION  AND
         EXHIBITS.

         (c)  Exhibits.

         Exhibit No.                        Description of Exhibit
         -----------                        ----------------------

           99.1                      Press  release  dated   December  2, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    COGNIZANT TECHNOLOGY
                                    SOLUTIONS CORPORATION



                                    By: /s/ Gordon Coburn
                                        -------------------------------------
                                        Name:  Gordon Coburn
                                        Title: Senior Vice President, Chief
                                               Financial Officer, Treasurer and
                                               Secretary

Date: December 2, 2003


                                      -3-